SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported): June 6, 2002
                                                           ------------




                                 CopyTele, Inc.
            --------------------------------------------------------
             (Exact Name of Registrant As Specified in Its Charter)




    Delaware                        0-11254                   11-2622630
-------------------         --------------------------    --------------------
(State or Other              (Commission File Number)     (I.R.S. Employer
Jurisdiction                                              Identification Number)
of Incorporation)




900 Walt Whitman Road, Melville, NY                                11747
------------------------------------                          ----------------
(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's Telephone Number, Including Area Code: (631) 549-5900
                                                           --------------



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)



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     Item 4. Changes in Registrant's Certifying Accountant.

     On June 6, 2002, CopyTele, Inc. ("CopyTele") dismissed its independent certified public accountants, Arthur Andersen LLP ("Arthur Andersen"), and engaged Grant Thornton LLP to serve as its new independent certified public accountants for fiscal year 2002. The change in accountants is effective immediately. This determination was approved by CopyTele's Audit Committee.

     Arthur Andersen's reports on CopyTele's financial statements for each of the years ended October 31, 2001 and October 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended October 31, 2001 and 2000 and the interim period between October 31, 2001 and the date of this Form 8-K, there were no disagreements between CopyTele and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     CopyTele has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 12, 2002, stating its agreement with such statements. During the years ended October 31, 2001 and 2000 and through the date of this Form 8-K, neither CopyTele nor anyone acting on its behalf consulted Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on CopyTele's financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

16   Letter from Arthur Andersen LLP regarding change in certifying accountant.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COPYTELE, INC.




Date: June 12, 2002                            By: /s/ Denis A. Krusos
                                               ---------------------------------
                                               Name:     Denis A. Krusos
                                               Title:    Chairman of the Board,
                                                         Chief Executive Officer









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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description
-----------                       -----------
16                                Letter from Arthur Andersen LLP regarding
                                  change in certifying accountant.









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                                                                     Exhibit 16

                            [Arthur Andersen LLP Letterhead]


June 12, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir:

     We have read the first through fourth paragraphs of Item 4 included in the Form 8-K dated June 12, 2002 of CopyTele, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statement in the first paragraph that Arthur Andersen LLP was dismissed by CopyTele, Inc. on June 6, 2002 and the statements contained in the second though fourth paragraphs.


                                                       Very truly yours,

                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       Arthur Andersen LLP







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